UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 23, 2003

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44091 Nobel Drive, P.O. Box 1767, Fremont California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Item 9.	Regulation FD Disclosure.

In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, intended to be furnished under Item 12 – Results of Operations and Financial Condition, is instead furnished under Item 9 – Regulation FD Disclosure.

On July 23, 2003, Peak International Limited (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.

The information in this Current Report, including the press release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2003

PEAK INTERNATIONAL LIMITED

By	/s/ JACK MENACHE
Name:	Jack Menache
Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 23, 2003.